                                                                    Exhibit 99.4



                               ABS NEW TRANSACTION




                             COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1






                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                     TRUSTEE

                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

FICO & DOCUMENTATION

                                 LIMTED
                                 INCOME       STATED        ALL                        BAL AVG        CURRENT
FICO SCORE          FULL DOC      VER.          DOC         DOCS         WAC             PRIN           LTV
----------          --------      ----          ---         ----         ---             ----           ---
(50 increment)
NOT AVAILABLE
451 TO 500
501 TO 550            0.00%       0.00%         0.00%        0.00%      0.000%                 --       0.00%
551 TO 600           12.49%       0.00%         0.10%       12.59%      8.428%         134,684.02      99.94%
601 TO 650           21.02%       0.10%         9.22%       30.34%      8.219%         139,929.66      99.92%
651 TO 700           12.61%       0.63%        20.59%       33.84%      7.546%         194,888.31      99.93%
701 TO 750            4.75%       0.13%        11.87%       16.76%      7.344%         224,559.79     100.00%
751 TO 800            1.79%       0.02%         4.29%        6.10%      7.324%         235,623.00     100.03%
801 TO 850            0.15%       0.00%         0.23%        0.38%      7.685%         321,228.57      99.84%
TOTAL                52.81%       0.89%        46.31%      100.00%      7.814%         170,759.38      99.94%


LTV & FICO



CURRENT LTV      NA     451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
-----------      --     -------  -------  -------  -------  -------  -------  -------  -------   -----
(10 increment)
0.01 TO 10.00    0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
10.01 TO 20.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
20.01 TO 30.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
30.01 TO 40.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
40.01 TO 50.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
50.01 TO 60.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
60.01 TO 70.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
70.01 TO 80.00   0.00%   0.00%    0.00%    0.00%    0.00%    0.07%    0.00%    0.00%    0.00%     0.07%
80.01 TO 90.00   0.00%   0.00%    0.00%   12.54%   29.97%   32.60%   16.31%    5.85%    0.38%    97.65%
90.01 TO 100.00  0.00%   0.00%    0.00%    0.06%    0.37%    1.17%    0.45%    0.24%    0.00%     2.29%
TOTAL            0.00%   0.00%    0.00%   12.59%   30.34%   33.84%   16.76%    6.10%    0.38%   100.00%

                                              LIMTED
                    AVG PRIN          GROSS   INCOME  STATED
CURRENT LTV            BAL      WAC   MARGIN   VER.     DOC
-----------            ---      ---   ------   ----     ---
(10 increment)
0.01 TO 10.00              --     --     --
10.01 TO 20.00             --     --     --   0.00%    0.00%
20.01 TO 30.00             --     --     --   0.00%    0.00%
30.01 TO 40.00             --     --     --   0.00%    0.00%
40.01 TO 50.00             --     --     --   0.00%    0.00%
50.01 TO 60.00             --     --     --   0.00%    0.00%
60.01 TO 70.00             --     --     --   0.00%    0.00%
70.01 TO 80.00     399,100.00  8.250  6.125   0.00%    0.00%
80.01 TO 90.00     170,136.45  7.823  6.448   0.91%   47.42%
90.01 TO 100.00    198,488.34  7.428  6.437   0.00%    0.00%
TOTAL              170,759.38  7.814  6.448   0.89%   46.31%

PRIN BALANCE & FICO



PRIN BALANCE           NA    451-500   501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
------------           --    -------   -------  -------  -------  -------  -------  -------  -------   -----
(50,000 increments)
1 TO 50,000           0.00%   0.00%     0.00%    0.07%    0.47%    0.22%    0.10%    0.00%    0.00%     0.86%
50,001 TO 100,000     0.00%   0.00%     0.00%    2.93%    6.16%    2.72%    1.11%    0.42%    0.01%    13.35%
100,001 TO 150,000    0.00%   0.00%     0.00%    3.86%    7.19%    5.23%    1.77%    0.63%    0.00%    18.68%
150,001 TO 200,000    0.00%   0.00%     0.00%    2.13%    5.95%    5.06%    2.09%    0.75%    0.00%    15.98%
200,001 TO 250,000    0.00%   0.00%     0.00%    1.07%    2.86%    4.49%    1.72%    0.48%    0.08%    10.70%
250,001 TO 300,000    0.00%   0.00%     0.00%    0.67%    2.18%    3.61%    2.09%    0.51%    0.00%     9.05%
300,001 TO 350,000    0.00%   0.00%     0.00%    0.77%    2.02%    2.99%    1.34%    0.55%    0.05%     7.72%
350,001 TO 400,000    0.00%   0.00%     0.00%    0.32%    0.95%    2.64%    1.05%    0.44%    0.06%     5.46%
400,001 TO 450,000    0.00%   0.00%     0.00%    0.28%    0.71%    1.76%    1.27%    0.28%    0.00%     4.30%
450,001 TO 500,000    0.00%   0.00%     0.00%    0.24%    1.04%    1.59%    0.87%    0.56%    0.08%     4.38%
500,001 TO 550,000    0.00%   0.00%     0.00%    0.26%    0.62%    1.43%    1.31%    0.61%    0.09%     4.32%
550,001 TO 600,000    0.00%   0.00%     0.00%    0.00%    0.09%    1.45%    0.58%    0.09%    0.00%     2.22%
600,001 TO 650,000    0.00%   0.00%     0.00%    0.00%    0.10%    0.32%    0.52%    0.31%    0.00%     1.25%
650,001 TO 700,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.22%    0.56%    0.34%    0.00%     1.12%
700,001 TO 750,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.13%    0.36%    0.12%    0.00%     0.61%
750,001 TO 800,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
800,001 TO 850,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
850,001 TO 900,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
900,001 TO 950,000    0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
950,001 TO 1,000,000  0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
1,000,001 >=          0.00%   0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
TOTAL:                0.00%   0.00%     0.00%   12.59%   30.34%   33.84%   16.76%    6.10%    0.38%   100.00%

                                                LIMTED
                        CURRENT         GROSS   INCOME  STATED
PRIN BALANCE              LTV     WAC   MARGIN   VER.     DOC
------------              ---     ---   ------   ----     ---
(50,000 increments)
1 TO 50,000              99.97%  8.482   6.868   0.00%   12.28%
50,001 TO 100,000        99.97%  8.222   6.694   0.43%   16.26%
100,001 TO 150,000       99.96%  7.974   6.558   0.56%   23.11%
150,001 TO 200,000       99.98%  7.903   6.489   0.69%   41.37%
200,001 TO 250,000       99.97%  7.723   6.465   1.39%   49.46%
250,001 TO 300,000       99.99%  7.665   6.357   2.42%   58.99%
300,001 TO 350,000       99.98%  7.734   6.348   0.00%   60.15%
350,001 TO 400,000       99.65%  7.573   6.321   0.00%   75.60%
400,001 TO 450,000       99.90%  7.476   6.271   1.60%   73.69%
450,001 TO 500,000       99.95%  7.579   6.200   1.74%   72.72%
500,001 TO 550,000       99.98%  7.442   6.326   0.00%   69.35%
550,001 TO 600,000       99.98%  7.515   6.290   4.52%   86.60%
600,001 TO 650,000      100.23%  7.385   6.231   0.00%   83.12%
650,001 TO 700,000       99.62%  7.391   6.328   0.00%   80.25%
700,001 TO 750,000       98.91%  7.201   6.125   0.00%   80.42%
750,001 TO 800,000        0.00%     --      --   0.00%    0.00%
800,001 TO 850,000        0.00%     --      --   0.00%    0.00%
850,001 TO 900,000        0.00%     --      --   0.00%    0.00%
900,001 TO 950,000        0.00%     --      --   0.00%    0.00%
950,001 TO 1,000,000      0.00%     --      --   0.00%    0.00%
1,000,001 >=              0.00%     --      --   0.00%    0.00%
TOTAL:                   99.94%  7.814   6.448   0.89%   46.31%

PREPAYMENT PENALTY & FICO


PREPAYMENT PENALTY
TERM                    NA    451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
------------------      --    -------  -------  -------  -------  -------  -------  -------  -------   -----

(whatever increments)
0                      0.00%   0.00%    0.00%     2.77%    8.23%    7.68%    4.86%   1.67%    0.12%    25.33%
12                     0.00%   0.00%    0.00%     0.31%    1.31%    1.43%    0.80%   0.44%    0.06%     4.35%
24                     0.00%   0.00%    0.00%     6.46%   13.47%   15.87%    7.46%   2.62%    0.20%    46.06%
36                     0.00%   0.00%    0.00%     3.05%    7.34%    8.86%    3.63%   1.37%    0.00%    24.26%
TOTAL:                 0.00%   0.00%    0.00%    12.59%   30.34%   33.84%   16.76%   6.10%    0.38%   100.00%

                                                LIMTED
PREPAYMENT PENALTY      CURRENT         GROSS   INCOME  STATED
TERM                      LTV     WAC   MARGIN   VER.     DOC
------------------        ---     ---   ------   ----     ---

(whatever increments)
0                        99.82%  7.976   6.473   0.79%   43.70%
12                       99.88%  8.021   6.361   0.00%   50.77%
24                      100.00%  7.772   6.447   0.78%   49.72%
36                       99.97%  7.689   6.440   1.33%   41.74%
TOTAL:                   99.94%  7.814   6.448   0.89%   46.31%

MORTG RATES & FICO



MORTG RATES          NA        451-500   501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL
-----------          --        -------   -------  -------  -------  -------  -------  -------  -------   -----
(50 bps increment)
4.001 TO 4.500      0.00%       0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
4.501 TO 5.000      0.00%       0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
5.001 TO 5.500      0.00%       0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%
5.501 TO 6.000      0.00%       0.00%     0.00%    0.00%    0.00%    0.00%    0.06%    0.00%    0.00%     0.06%
6.001 TO 6.500      0.00%       0.00%     0.00%    0.00%    0.10%    0.55%    0.78%    0.43%    0.00%     1.85%
6.501 TO 7.000      0.00%       0.00%     0.00%    0.00%    0.52%    5.61%    4.65%    1.84%    0.00%    12.62%
7.001 TO 7.500      0.00%       0.00%     0.00%    0.41%    3.19%   11.81%    6.16%    1.75%    0.19%    23.49%
7.501 TO 8.000      0.00%       0.00%     0.00%    3.12%    8.89%   11.17%    3.32%    1.58%    0.12%    28.21%
8.001 TO 8.500      0.00%       0.00%     0.00%    4.18%    9.50%    3.78%    1.42%    0.36%    0.01%    19.27%
8.501 TO 9.000      0.00%       0.00%     0.00%    3.73%    6.41%    0.89%    0.31%    0.13%    0.05%    11.53%
9.001 TO 9.500      0.00%       0.00%     0.00%    0.92%    1.39%    0.04%    0.06%    0.00%    0.00%     2.42%
9.501 TO 10.000     0.00%       0.00%     0.00%    0.22%    0.33%    0.00%    0.00%    0.00%    0.00%     0.55%
TOTAL:              0.00%       0.00%     0.00%   12.59%   30.34%   33.84%   16.76%    6.10%    0.38%   100.00%

                                                 LIMTED
                      CURRENT            GROSS   INCOME   STATED
MORTG RATES             LTV       WAC    MARGIN   VER.     DOC
-----------             ---       ---    ------   ----     ---
(50 bps increment)
4.001 TO 4.500          0.00%    0.000       --   0.00%    0.00%
4.501 TO 5.000          0.00%    0.000       --   0.00%    0.00%
5.001 TO 5.500          0.00%    0.000       --   0.00%    0.00%
5.501 TO 6.000        100.00%    6.000   6.0000   0.00%  100.00%
6.001 TO 6.500        100.03%    6.399   6.0064   0.00%   61.32%
6.501 TO 7.000         99.97%    6.884   6.0895   1.58%   61.83%
7.001 TO 7.500        100.01%    7.329   6.2880   1.34%   59.32%
7.501 TO 8.000         99.96%    7.821   6.4475   0.94%   48.79%
8.001 TO 8.500         99.84%    8.325   6.6395   0.26%   31.44%
8.501 TO 9.000         99.92%    8.787   6.8710   0.49%   25.35%
9.001 TO 9.500         99.95%    9.307   7.2209   0.00%   22.33%
9.501 TO 10.000        99.98%    9.690   7.3623   0.00%   16.08%
TOTAL:                 99.94%  7.81448   6.4480   0.89%   46.31%


MORTG RATES & LTV



MORTG RATES         LTV 0-10  LTV 11-20   21-30    31-40    41-50    51-60    61-70    71-80    81-90   91-100    TOTAL
(50 bps increment)
4.001 TO 4.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%   0.00%     0.00%
4.501 TO 5.000        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%   0.00%     0.00%
5.001 TO 5.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.00%   0.00%     0.00%
5.501 TO 6.000        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.06%   0.00%     0.06%
6.001 TO 6.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     1.75%   0.11%     1.85%
6.501 TO 7.000        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    12.10%   0.52%    12.62%
7.001 TO 7.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    22.67%   0.83%    23.49%
7.501 TO 8.000        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    27.68%   0.53%    28.21%
8.001 TO 8.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.07%    0.00%    19.00%   0.21%    19.27%
8.501 TO 9.000        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%    11.43%   0.10%    11.53%
9.001 TO 9.500        0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     2.42%   0.00%     2.42%
9.501 TO 10.000       0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%    0.00%     0.55%   0.00%     0.55%
TOTAL:                0.00%     0.00%     0.00%    0.00%    0.00%    0.00%    0.07%    0.00%    97.65%   2.29%   100.00%

                                        LIMTED
                                GROSS   INCOME  STATED
MORTG RATES           AVG FICO  MARGIN    VER.   DOC
(50 bps increment)
4.001 TO 4.500             --      --    0.00%    0.00%
4.501 TO 5.000             --      --    0.00%    0.00%
5.001 TO 5.500             --      --    0.00%    0.00%
5.501 TO 6.000        711.000   6.000    0.00%  100.00%
6.001 TO 6.500        713.540   6.006    0.00%   61.32%
6.501 TO 7.000        706.190   6.089    1.58%   61.83%
7.001 TO 7.500        687.460   6.288    1.34%   59.32%
7.501 TO 8.000        660.450   6.447    0.94%   48.79%
8.001 TO 8.500        634.100   6.639    0.26%   31.44%
8.501 TO 9.000        617.000   6.871    0.49%   25.35%
9.001 TO 9.500        609.580   7.221    0.00%   22.33%
9.501 TO 10.000       603.460   7.362    0.00%   16.08%
TOTAL:                661.950   6.448    0.89%   46.31%